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                     MFS(R) GOVERNMENT MORTGAGE FUND

                    Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Fund - Investment Adviser" section is hereby revised as follows: Beginning January 1, 1998, D. Richard Smith is the portfolio manager of the Fund. Mr. Smith, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1993. Prior to 1993, Mr. Smith was a Vice President at Salomon Brothers, Inc.

                The date of this Supplement is January 1, 1998.